UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report:  April 20, 2005

LEE PHARMACEUTICALS

(Exact name of registrant as specified in its charter)

California	1-7335	95-2680312
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

1444 Santa Anita Avenue, South El Monte, California  91733

(Address of principal executive offices)

(626) 442-3141

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01.                                    COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On October 12, 2004, Lee Pharmaceuticals completed the sale of its Nose Better® line of products to The Woolfoam Corporation for $750,000.  The entire sales price of $750,000 was received in cash at the time of closing.  In addition, we sold approximately $16,000 of inventory to The Woolfoam Corporation that was related to the Nose Better® line of products.

ITEM 9.01.                                    FINANCIAL STATEMENTS AND EXHIBITS.

(c)          Exhibits.

Item	Description

10.1

Asset Purchase and Sale Agreement, dated October 12, 2004, by and between Lee Pharmaceuticals and The Woolfoam Corporation (included as Exhibit 10.2 to the Form 10-QSB for the quarter ended December 31, 2004 of Lee Pharmaceuticals and incorporated herein by reference).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEE PHARMACEUTICALS

Date:	April 20, 2005	By:	RONALD G. LEE
RONALD G. LEE
PRESIDENT